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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                February 25, 1998
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                              IMC Securities, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                       333-31197               59-3284026
----------------------------    ----------------------     ------------------
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                     Identification No.)


          5901 East Fowler Avenue
               Tampa, Florida                            33617-2362
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           (Address of Principal                         (Zip Code)
             Executive Offices)


        Registrant's telephone number, including area code (813) 984-8801


                 3450 Buschwood Park Drive, Tampa, Florida 33618
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5. Other Events.

        In connection with the offering of IMC Home Equity Loan Pass-Through Certificates, Series 1998-1, described in a Prospectus Supplement to be dated as of February 27, 1998, certain "Computational Materials" within the meaning of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)  Not applicable

        (b)  Not applicable

        (c)  Exhibits:

             99.1 Related Computational Materials furnished by Bear, Stearns & Co., Inc.

             99.2 Related Computational Materials furnished by PaineWebber Incorporated

             99.3 Related Computational Materials furnished by Deutsche Morgan Grenfell

             99.4 Related Computational Materials furnished by J.P. Morgan Securities Inc.


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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       IMC SECURITIES, INC. as
                                       Depositor


                                       By: /s/ Thomas Middleton
                                           ------------------------
                                           Name:  Thomas Middleton
                                           Title: President and Chief Operating
                                                  Officer





Dated:  February  25, 1998


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

                                  EXHIBIT INDEX


Exhibit No.     Description                                        Page No.
----------      --------------------------------                   -------

99.1            Related Computational Materials furnished by
                Bear, Stearns & Co. Inc.

99.2            Related Computational Materials furnished by
                PaineWebber Incorporated

99.3            Related Computational Materials furnished by
                Deutsche Morgan Grenfell

99.4            Related Computational Materials furnished by
                J.P. Morgan Securities Inc.
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